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         EXHIBIT  99.4

             Greyrock

             Business

             Credit

             A NationsBank Company




                               SECURITY AGREEMENT


DEBTOR:          DATASTORM TECHNOLOGIES, INC.

ADDRESS:         13160 MINDANAO WAY
                 MARINA DEL REY, CA  90292

DATE:            APRIL 1, 1997


         THIS SECURITY AGREEMENT is entered into as of the above date at Los Angeles, California, between the above-named debtor (the "Debtor"), whose chief executive office is set forth above ("Debtor's Address"), and Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), whose address is 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 90024.

         1.  DEFINITIONS OF OBLIGATIONS AND COLLATERAL; GRANT OF SECURITY
             INTEREST.

         1.1 OBLIGATIONS. The term "Obligations" as used in this Agreement shall mean and include each and all of the following: the obligation to pay and perform when due all indebtedness, liabilities, obligations, guarantees, covenants and agreements of Debtor to GBC, whether heretofore, now or hereafter existing, owing or arising; whether primary, secondary, direct, absolute, contingent, fixed, secured or unsecured; joint or several, monetary or non-monetary; and whether created pursuant to, or caused by Debtor's breach of, this Agreement, or any other present or future agreement or instrument, or created by operation of law or otherwise. The Obligations include without limitation the obligations of Debtor under that certain Continuing Guaranty in favor of GBC with respect to the indebtedness of Quarterdeck Corporation ("Borrower"), and all extensions and renewals thereof.





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         1.2  COLLATERAL.  As security and collateral for all Obligations,
Debtor hereby grants to GBC a continuing security interest in, and assigns to GBC, all of Debtor's interest in the following, whether now owned or hereafter acquired, and wherever located (collectively, the "Collateral"): All Inventory, Equipment, Receivables, Investment Property and General Intangibles, including, without limitation, all of Debtor's Deposit Accounts, all money, all collateral in which GBC is granted a security interest pursuant to any other present or future agreement, all property now or at any time in the future in GBC's possession, and all proceeds (including proceeds of any insurance policies, proceeds of letters of credit, proceeds of proceeds and claims against third parties), all products of the foregoing, and all books and records related to any of the foregoing. Payment and performance of the Obligations are collateralized by the Collateral and by any security interest created in any other agreement now or hereafter existing between GBC and Debtor unless such other agreement is a deed of trust or other security instrument having real property or rents from real property as its subject matter and expressly provides to the contrary. Notwithstanding the foregoing provisions of this Section 1.2, such grant of a security interest shall not extend to, and the term "Collateral" as used herein shall not include, any Equipment and other property or assets of Debtor constituting "Collateral" as defined in that certain Construction Loan Agreement dated as of August 5,1996 (the "MTB Agreement"), between Debtor and Mark Twain Bank (the "Excluded Property"), to the extent that (i) such Excluded Property is not assignable or permitted to be encumbered under the terms of the MTB Agreement, without the consent of Mark Twain Bank and (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any and all proceeds of any Excluded Property to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (B) all such Excluded Property upon the earlier to occur of (1) obtaining the consent of Mark Twain Bank (if requested by GBC) and (2) termination of the MTB Agreement.

         2.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

         Debtor represents and warrants that each of the following representations and warranties now is and hereafter will continue to be true and correct in all respects (except as expressly provided below and for changes pursuant to written notice by Debtor to GBC which are approved by GBC) and Debtor has and will timely perform each of the following covenants:


         2.1 CORPORATE EXISTENCE AND POWER. Debtor, if a corporation, is and will continue to be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Debtor is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would have a Material Adverse Effect, and Debtor has and will continue to have all requisite power and authority to carry on its business as it is now, or may hereafter be, conducted.


         2.2 AUTHORITY. Debtor is, and will continue to be, authorized to enter into, to grant security interests in its property pursuant to, and to perform its obligations under, this Agreement, and all other instruments and transactions contemplated herein. The execution, delivery and performance by Debtor of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Debtor in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), (iii) do not violate Debtor's articles or certificate of incorporation, or Debtor's by-laws, or any law or any material agreement or instrument which is binding upon Debtor or its property, and (iv) do not constitute grounds for acceleration of any material indebtedness or obligation under any material agreement or instrument which is binding upon Debtor or its property.

         2.3 NAME; TRADE NAMES AND STYLES. The name of Debtor set forth in the heading to this Agreement is its correct name. Listed on the Schedule are all prior names of Debtor and all of Debtor's present and prior trade names. Debtor shall give GBC 30 days' prior written notice before changing its name or doing business under any other name. Debtor has complied, and will in the future


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comply, with all laws relating to the conduct of business under a fictitious business name.

         2.4 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is Debtor's chief executive office. In addition, Debtor has places of business and Collateral is located only at the locations set forth on the Schedule (except for sales offices at which not more than $50,000 of Collateral (other than Inventory) is located). Debtor will give GBC at least 30 days' prior written notice before opening any additional place of business, changing its chief executive office, or moving any of the Collateral to any new location not previously reported to GBC, provided that no such notice is required in respect of Collateral (other than Inventory) which is moved to a location within a jurisdiction in which GBC already has taken all necessary action in order to protect and perfect its security interest other than Debtor's Address or one of the locations set forth on the Schedule (except for sales offices at which not more than $50,000 of Collateral (other than Inventory) is located).



         2.5 TITLE TO COLLATERAL; PERMITTED LIENS. Debtor is now, and will at all times in the future be, the sole owner of all the Collateral, except for items of Equipment which are leased by Debtor. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for Permitted Liens. GBC now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Debtor will at all times defend GBC and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to constitute a fixture thereto. Debtor is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Debtor's right to remove any Collateral from the leased premises except to the extent provided under leases with respect to which the landlord has entered into a Landlord's Waiver and Agreement in recordable form and satisfactory to GBC, acknowledging GBC's prior security interest in the Collateral and providing access for GBC to the Collateral and the premises. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Debtor shall, whenever requested by GBC, use its best efforts to cause such third party to execute and deliver to GBC, in form acceptable to GBC, such waivers and subordinations as GBC shall specify, so as to ensure that GBC's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Debtor will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located. Notwithstanding the foregoing, if no Event of Default exists hereunder, Debtor may incur indebtedness from another lender secured by a first priority lien on Equipment, and GBC will enter into such subordination agreement as such lender shall reasonably request in connection therewith. If no Event of Default exists, and if required by any such lender in connection with such Equipment financing, GBC will release its security for such indebtedness, and any identifiable proceeds (including insurance proceeds) thereof. GBC will promptly execute and deliver to Debtor such documents and instruments reasonably requested by Debtor as shall be necessary to evidence any such release of the security interest given by Debtor to GBC in such Equipment.


         2.6 MAINTENANCE OF COLLATERAL. Debtor will maintain the Collateral in good working condition, ordinary wear and tear excepted, and Debtor will not use the Collateral for any unlawful purpose. Debtor will promptly and in any event within one Business Day advise GBC in writing of any material loss or damage to the Collateral. Debtor will maintain the validity of, and otherwise maintain, preserve and protect, its patents, trademarks, copyrights and other intellectual property in accordance with prudent business practices.

         2.7 BOOKS AND RECORDS. Debtor has maintained and will maintain at Debtor's Address complete and accurate books and records comprising an accounting system in accordance with generally accepted accounting principles.


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         2.8  FINANCIAL CONDITION AND STATEMENTS.  All financial statements now or in the future delivered to GBC have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and fairly reflect the financial condition of Debtor in all material respects, at the times and for the periods therein stated, subject, in the case of any quarterly financial statements, to normal year-end adjustments and the absence of notes. Between the last date covered by any such statement provided to GBC and the date hereof, there has been no Material Adverse Effect. Debtor is now and will continue to be solvent in both the "equity" and "bankruptcy" sense. Debtor will deliver to GBC a copy of all financial statements as and when required under the Continuing Guaranty dated April 1, 1997, made by Debtor in favor of GBC.


         2.9 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Debtor has filed, and will timely file or will file within a reasonable period upon notification of a delinquent return by a taxing authority, all tax returns and reports required by foreign, federal, state or local law. Debtor has paid, and will timely pay, all material foreign, federal, state and local taxes, assessments, deposits and contributions now or hereafter owed by Debtor.
Debtor may defer payment of any contested taxes provided that Debtor (i) in good faith contests Debtor's obligation to pay such taxes by appropriate proceedings promptly and diligently instituted and conducted, (ii) notifies GBC in writing of the commencement of and any material development in any proceedings where the assessment may exceed $1,000,000, and (iii) posts bonds or takes any other steps required to keep such contested taxes from becoming a lien against or charge upon any of the Collateral. Debtor shall, at all times, utilize the services of an outside payroll service providing for the automatic deposit of all payroll taxes payable by Debtor. Debtor is unaware of any claims or adjustments proposed for any of Debtor's prior tax years which could result in additional material taxes becoming due and payable by Debtor other than as set forth in the Schedule. Debtor has paid, and shall continue to pay, all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Debtor has not and will not withdraw from participation in, permit partial or complete termination of, or permit the occurrence of any other event with respect to, any such plan which could result in any liability of Debtor which could reasonably be expected to have a Material Adverse Effect, including, without limitation, any liability to the Pension Benefit Guaranty Corporation or its successors or any other governmental agency. When requested, Debtor will furnish GBC with proof satisfactory to GBC of Debtor's making the payment or deposit of all such taxes and contributions, such proof to be delivered within five (5) days after the due date established by law for each such payment or deposit. If Debtor fails or is unable to pay or deposit such taxes or contributions, GBC may, but is not obligated to, pay the same and treat all such advances as additional Obligations of Debtor. Such advances shall bear interest at the highest interest rate applicable to any of the Obligations.



     2.10 COMPLIANCE WITH LAW. Debtor has complied, and will comply, in all material respects, with all provisions of all foreign, federal, state and local laws and regulations relating to Debtor, including, but not limited to, those relating to Debtor's ownership of real or personal property, the conduct and licensing of Debtor's business and employment of Debtor's personnel and all environmental matters.

         2.11 LITIGATION. Except as disclosed in the Schedule, there is no claim, suit, litigation, proceeding or investigation pending or (to best of Debtor's knowledge) threatened by or against or affecting Debtor in any court or before any governmental agency (or any basis therefor known to Debtor) which could reasonably be expected to result in a Material Adverse Effect. Debtor will promptly inform GBC in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Debtor involving any single claim of $250,000 or more, or involving $250,000 or more in the aggregate.


         2.12 REPRESENTATIONS RELATING TO RECEIVABLES. Debtor represents and warrants to GBC that each of its Receivables represents, bona fide,


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existing, unconditional obligation of the Account Debtor created by the sale, delivery, and acceptance of goods, the licensing of software or the rendition of services, in the ordinary course of Debtor's business except as disclosed to and approved by.



         2.13 REPRESENTATIONS RELATING TO DOCUMENTS AND LEGAL COMPLIANCE. Debtor represents and warrants to GBC as follows: All statements made and all unpaid balances appearing in all invoices, instruments and other documents evidencing the Receivables are and shall be true and correct in all materials respects and all such invoices, instruments and other documents and all of Debtor's books and records are and shall be genuine and in all respects what they purport to be, and all signatories and endorsers have the capacity to contract. All sales and other transactions underlying or giving rise to each Receivable shall comply with all applicable laws and governmental rules and regulations in all materials respects. All signatures and indorsements on all documents, instruments, and agreements relating to all Receivables are and shall be genuine, and all such documents, instruments and agreements are and shall be legally enforceable in accordance with their terms.


         2.14 SCHEDULES AND DOCUMENTS RELATING TO RECEIVABLES AND INVESTMENT PROPERTY. Debtor shall deliver to GBC such reports, schedules and other documents with respect to the Receivables as GBC shall from time to time reasonably request; provided, however, that Debtor's failure to execute and deliver the same shall not affect or limit GBC's security interest and other rights in all of Debtor's Receivables. In addition if at any time requested by GBC, Debtor shall deliver to GBC the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Receivables, promptly, and in any event within one Business Day, of receipt thereof and in the same form as received, with all necessary indorsements, and, upon the request of GBC, Debtor shall deliver to GBC all letters of credit and also all certificated securities with respect to any Investment Property, with all necessary indorsements, and obtain such account control agreements with securities intermediaries and take such other action with respect to any Investment Property, as GBC shall reasonably request, in form and substance satisfactory to GBC. Upon request of GBC Debtor additionally shall obtain consents from any letter of credit issuers with respect to the assignment to GBC of any letter of credit proceeds.



         2.15 COLLECTION OF RECEIVABLES AND INVESTMENT PROPERTY INCOME. Debtor shall have the right to collect all Receivables and retain all Investment Property payments and distributions, unless and until a Default or an Event of Default has occurred. Upon the request of GBC following the occurrence of an Event of Default, Debtor shall hold all payments on, and proceeds of, and distributions with respect to, Receivables and Investment Property in trust for GBC, and Debtor shall deliver all such payments, proceeds and distributions to GBC, within one business day after receipt of the same, in their original form, duly endorsed, to be applied to the Obligations in such order as GBC shall determine. Upon the request of GBC, any such distributions and payments with respect to any Investment Property held in any securities account shall be held and retained in such securities account as part of the Collateral.

         2.16 DISPUTES. Debtor shall notify GBC promptly of all disputes or claims in excess of $50,000 relating to Receivables, as requested by GBC. Debtor shall not forgive, or settle any Receivable for less than payment in full, or agree to do any of the foregoing, except that Debtor may do so, provided that:
(i) Debtor does so in good faith, in a commercially reasonable manner, in the ordinary course of business, and in arm's length transactions, which are reported to GBC on in any reports requested by to GBC hereunder; and (ii) no Default or Event of Default has occurred and is continuing.


         2.17 RETURNS. Provided no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Debtor in the ordinary course of its business, Debtor shall determine



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the reason for such return and issue a credit memorandum to the Account Debtor in the appropriate amount (and, if requested by GBC with respect to such returns, sending a copy to GBC) in accordance with Debtor's usual and customary practices. In the event any attempted return involving a material amount of Inventory occurs after the occurrence of any Event of Default, Debtor shall (i) not accept any return without GBC's prior written consent, (ii) hold the returned Inventory in trust for GBC, (iii) segregate all returned Inventory from all of Debtor's other property, (iv) conspicuously label the returned Inventory as GBC's property, and (v) promptly, and in any event within one Business Day notify GBC of the return of any Inventory, specifying the reason for such return, the location and condition of the returned Inventory, and on GBC's request deliver such returned Inventory to GBC. For purposes of the foregoing Section 2.17, a return of Inventory is material if it involves $50,000 or more.

         2.18 VERIFICATION. GBC may, from time to time, verify directly with the respective Account Debtors the validity, amount and other matters relating to the Receivables, by means of mail, telephone or otherwise, either in the name of Debtor or GBC or such other name as GBC may choose, and GBC or its designee may, at any time, notify Account Debtors that it has a security interest in the Receivables.

         2.19 NO LIABILITY. GBC shall not under any circumstances be responsible or liable for any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gives rise to a Receivable, or for any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Receivable, or for settling any Receivable in good faith for less than the full amount thereof, nor shall GBC be deemed to be responsible for any of Debtor's obligations under any contract or agreement giving rise to a Receivable. Nothing herein shall, however, relieve GBC from liability for its own gross negligence or willful misconduct.

         2.20 CONTINUING EFFECT. All representations, warranties and covenants of Debtor contained in this Agreement and any other agreement with GBC shall be true and correct at the time of the effective date of each such agreement and shall be deemed continuing and shall remain true, correct and in full force and effect (except as disclosed to and approved by and approved by GBC) until payment and satisfaction in full of all of the Obligations, and Debtor acknowledges that GBC is and will be expressly relying on such representations, warranties and covenants.

         3. ADDITIONAL DUTIES OF DEBTOR.

         3.1 INSURANCE. Debtor shall, at all times, insure all of the tangible personal property Collateral and carry such other business insurance, with insurers reasonably acceptable to GBC, in such form and amounts as GBC may reasonably require, and Debtor shall provide evidence of such insurance to GBC, so that GBC is satisfied that such insurance is, at all times, in full force and effect. All such insurance policies shall name GBC as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to GBC. Upon receipt of the proceeds of any such insurance, GBC shall apply such proceeds in reduction of the Obligations as GBC shall determine in its sole discretion, except that, provided no Event of Default has occurred and is continuing, GBC shall release to Debtor insurance proceeds with respect to Equipment totaling less than $100,000, which shall be utilized by Debtor for the replacement of the Equipment with respect to which the insurance proceeds were paid. GBC may require reasonable assurance that the insurance proceeds so released will be so used. If Debtor fails to provide or pay for any insurance, GBC may, but is not obligated to, obtain the same at Debtor's expense. Debtor shall promptly deliver to GBC copies of all reports made to insurance companies involving claims in excess of $50,000.


         3.2 REPORTS. At its expense, Debtor shall report, in form satisfactory to GBC, such information as GBC may from time to time reasonably specify regarding Debtor or the Collateral; such reports shall be rendered with such frequency as GBC may reasonably specify. All reports furnished GBC shall be complete and accurate in all material respects.


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         3.3 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At reasonable times, and on one business day's notice, GBC, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy Debtor's books and records, in accordance with the terms of the Loan Agreement. GBC shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but GBC shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing inspections and audits shall be at Debtor's expense. Debtor will not enter into any agreement with any accounting firm, service bureau or third party to store Debtor's books or records at any location other than Debtor's Address, without first obtaining GBC's written consent, which may be conditioned upon such accounting firm, service bureau or other third party agreeing to give GBC the same rights with respect to access to books and records and related rights as GBC has under this Agreement.


         3.4 REMITTANCE OF PROCEEDS. Upon request of GBC*, all proceeds arising from the sale or other disposition of any Collateral shall be delivered, in kind, by Debtor to GBC in the original form in which received by Debtor not later than the following business day after receipt by Debtor, to be applied to the Obligations in such order as GBC shall determine Debtor shall not commingle proceeds of Collateral with any of Debtor's other funds or property following the occurrence of a Default or an Event of Default, and shall hold such proceeds thereafter separate and apart from such other funds and property and in an express trust for GBC. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.


         3.5 PROHIBITED TRANSACTIONS. Debtor shall not without GBC's prior written consent: merge, consolidate, dissolve, acquire any other corporation or entity, except that Debtor may merge with or consolidate into, or transfer substantially all of its assets to, Borrower or any other wholly-owned subsidiary of Borrower which is a guarantor of the Indebtedness, and in connection therewith Debtor may be liquidated or dissolved; enter into any transaction not in its usual course of business; guarantee or otherwise become in any way liable with respect to the obligations of another party or entity (except by endorsements of instruments or items of payment for deposit to the general account of Debtor or which are transmitted or turned over to GBC on account of the Obligations); pay or declare any dividends upon Debtor's stock (except to Borrower); redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Debtor's stock; make any change in Debtor's capital structure which would have a Material Adverse Effect; sell or transfer any Collateral, except for the sale of finished Inventory or Equipment in the ordinary course of Debtor's business, and licenses and sublicenses of intellectual property in the ordinary course of Debtor's business, in good-faith arm's length transactions and grants of distribution and similar rights (and rights incidental thereto) to OEMs, third party publishers, distributors and others and except as permitted by the Loan Agreement, provided that, in each case, no Event of Default has occurred and is continuing; lend or distribute any of Debtor's property or assets, or incur any debts, outside of the ordinary course of Debtor's business, except (a) advances to Borrower, (b) travel advances in the ordinary course of business, (d) other employee loans and advances in the ordinary course of business, (e) investments in cash equivalents and short-term marketable securities; (f) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business; (g) investments incurred in order to consummate acquisitions and other transactions otherwise permitted hereunder; (h) investments in existence on the date hereof and disclosed in writing to GBC and extensions, renewals and restructurings therof, provided that the amount thereof is not increased unless such increase is otherwise permissible hereunder; and
(i) other loans, advances or other extensions of credit or investments in the ordinary course of business, and provided, further, that no Event of Default shall exist either immediately prior to or after giving effect to the making of any of the foregoing advances, loans or other extensions of credit.


         3.6 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against GBC with respect to any Collateral or in



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any manner relating to Debtor, Debtor shall, without expense to GBC, make available Debtor and its officers, employees and agents, and Debtor's books and records subject to the preservation of the attorney-client privilege to the extent that GBC may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.


         3.7 NOTIFICATION OF CHANGES. Debtor will promptly notify GBC in writing of any change in its executive officers or directors, the opening of any new bank account or other deposit account, the opening of any new securities account, and any Material Adverse Effect.

         3.8 FURTHER ASSURANCES. Debtor agrees, at its expense, on request by GBC, to execute all documents and take all actions, as GBC may deem reasonably necessary or useful in order to perfect and maintain GBC's perfected security interest in the Collateral, and in order to fully consummate the transactions contemplated by this Agreement.

         3.9 INDEMNITY. Debtor hereby agrees to indemnify GBC and hold GBC harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including attorneys' fees), of every nature, character and description, which GBC may sustain or incur based upon or arising out of any of the Obligations, any actual or alleged failure to collect and pay over any withholding or other tax relating to Debtor or its employees, any relationship or agreement between GBC and Debtor, any actual or alleged failure of GBC to comply with any writ of attachment or other legal process relating to Debtor or any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by GBC relating to Debtor or the Obligations (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of GBC or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or representing GBC). Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

         4. EVENTS OF DEFAULT AND REMEDIES.

         4.1 EVENTS OF DEFAULT. If any of the following events shall occur, such an occurrence shall constitute an "Event of Default" and Debtor shall provide GBC with immediate written notice thereof: (a) Any warranty, representation, statement, report or certificate made or delivered to GBC by Debtor or any of Debtor's officers, employees or agents now or hereafter shall be incorrect, false, untrue or misleading in any material respect as of the time made or deemed made; or (b) Debtor shall fail to perform when due any term or condition contained in this Agreement or any other agreement between GBC and Debtor and, in the case of any non-monetary Obligation, such failure is not cured with 20 Business Days after the date performance is due; or (c) Debtor shall fail to pay or perform any other Obligation when due and, in the case of any non-monetary Obligation, such failure is not cured with 20 Business Days after the date performance is due; or (d) Any loss, theft, or substantial damage to, or destruction of, Collateral having an aggregate book value of $100,000 or more (unless within fifteen (15) days after the occurrence of any such event, Debtor furnishes GBC with evidence satisfactory to GBC that the amount of any such loss, theft, damage to or destruction of the Collateral is fully insured under policies designating GBC as the exclusive additional named insured); or (e) or
(f) Any event shall arise which may result or actually results in the acceleration of the maturity of the indebtedness of Debtor to others under any loan or other agreement or undertaking; or (g) Any levy, assessment, attachment, seizure, lien or encumbrance (other than a Permitted Lien) for any cause or reason whatsoever, upon all or any part of the Collateral (unless discharged by payment, release or fully bonded against not more than 30 days after such event has occurred); or (h) except as permitted by Section 3.5, Dissolution, termination of existence, insolvency or business failure of Debtor; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by or against, Debtor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect, which is not cured by the dismissal thereof within 45 days after the date commenced; or entry of a court or governmental order which enjoins, restrains or in any way prevents Debtor from conducting all or any part of its business; or (i) A notice of lien, levy or assessment is filed of record with respect to any of Debtor's assets by the United States or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, or if any taxes or debts now or hereafter owing to any one or more of them becomes a lien upon all or any of the Collateral or any other assets of Debtor (other than a Permitted Lien); or (j) Death, insolvency or incompetency of any guarantor of the Obligations; appointment of a conservator or guardian of the person of any such guarantor; appointment of a conservator, guardian, trustee, custodian or receiver of all or any part of the assets, property or estate of, any such guarantor; revocation or termination of, or limitation of liability upon, any guaranty of the Obligations; or commencement of proceedings by or against any guarantor or surety for Debtor under any bankruptcy or insolvency law which is not cured by the dismissal thereof within 45 days after the date commenced; or (k) Debtor makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits its subordination agreement; or (l) Debtor shall generally not pay its debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any such agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management or control of the business of Debtor; or Debtor shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall make any transfer of its property to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid; or (m) the occurrence of any "Event of Default" as defined in the Loan Agreement.



         4.2 REMEDIES. Upon the occurrence of any Event of Default, and at any time thereafter, GBC, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Debtor), may do any one or more of the following: (a) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation; (b) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Debtor hereby authorizes GBC without judicial process to enter onto any of the Debtor's premises without hindrance to search for, take possession of, keep, store, or remove any of the Collateral and remain on such premises or cause a custodian to remain thereon in exclusive control thereof without charge for so long as GBC deems necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should GBC seek to take possession of any or all of the Collateral by Court process, Debtor hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that GBC retain possession of and not dispose of any such Collateral until after trial or final judgment; (c) Require Debtor to assemble any or all of the Collateral and make it available to GBC at a place or places to be designated by GBC which are reasonably convenient to GBC and Debtor, and to remove the Collateral to such locations as GBC may deem advisable; (d) Complete processing, manufacturing or repair of all or any portion of the Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, GBC shall have the right to use Debtor's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge. Without limiting any security interest granted GBC in other provisions of this Agreement or any other agreement, for the purpose of completing manufacturing, processing or repair of Collateral and the disposition thereof, GBC is hereby granted a security interest in, and GBC and any purchaser from GBC may use without charge, all of the Debtor's plant, machinery, equipment, labels, licenses, processes, patents, patent applications, copyrights, names, trade names, trademarks, trade secrets, logos, advertising material and all other assets, and may also utilize all of Debtor's rights under any license or franchise agreement; (e) Sell, ship, reclaim, lease or otherwise dispose of all or any portion of the Collateral in its condition at the time GBC obtains possession or after further manufacturing, processing or repair, at any one or more public and/or private sales (including execution sales), in lots or in bulk, for cash, exchange or other property or on credit and to adjourn any such sale from time to time without notice

--------------------------------------------------------------------------------


other than oral announcement at the time scheduled for sale. GBC shall have the right to conduct such disposition on Debtor's premises without charge for such time or times as GBC deems fit, or on GBC's premises, or elsewhere and the Collateral need not be located at the place of disposition. GBC may directly or through any affiliated company purchase or lease any Collateral at any such public disposition and, if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Debtor of any liability Debtor may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale; (f) Demand payment of, and collect any Receivables and General Intangibles comprising part or all of the Collateral and, in connection therewith, Debtor irrevocably authorizes GBC to endorse or sign Debtor's name on all collections, receipts, instruments and other documents, to take possession of and open mail addressed to Debtor and remove therefrom payments made with respect to any item of the Collateral or proceeds thereof, and, in GBC's sole discretion, to grant extensions of time to pay, compromise claims and settle Receivables, General Intangibles and the like for less than face value; (g) Collect, receive, dispose of and realize upon any Investment Property, including withdrawal of any and all funds from any securities accounts; and (h) Demand and receive possession of any of Debtor's federal and state income tax returns and the Records utilized in the preparation thereof or referring thereto. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by GBC with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

         4.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Debtor and GBC agree that a sale or other disposition (collectively, sale) of any Collateral which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Debtor at least ten days prior to the sale, and, in the case of a public sale, notice of the sale is published at least ten days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by GBC, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m; (v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, GBC may (but is not obligated to) direct any prospective purchaser to ascertain directly from Debtor any and all information concerning the same. GBC shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable. Without limiting the generality of the foregoing, Debtor recognizes that GBC may be unable to make a public sale of any or all of the Investment Property, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale.



         4.4 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale or other disposition of the Collateral shall be applied by GBC first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by GBC in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations, in such order as GBC shall determine in its sole discretion. Any surplus shall be paid to Debtor or other persons legally entitled thereto; Debtor shall remain liable to GBC for any deficiency. If GBC, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, GBC shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by GBC of the cash therefor.

         4.5 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, GBC shall have all the other rights and remedies accorded a secured party under the Code and under any and all other applicable laws and in any other instrument or agreement now or hereafter entered into between GBC and Debtor and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by GBC of one or more of its rights or remedies shall not be deemed an election, nor bar GBC from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of GBC to exercise any rights or

--------------------------------------------------------------------------------

remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.


         5. POWER OF ATTORNEY.

         Upon the occurrence of any Event of Default, without limiting GBC's other rights and remedies, Debtor grants to GBC an irrevocable power of attorney coupled with an interest, authorizing and permitting GBC (acting through any of its employees, attorneys or agents) at any time, at its option, but without obligation, with or without notice to Debtor, and at Debtor's expense, to do any or all of the following, in Debtor's name or otherwise, but GBC agrees to exercise the following powers in a commercially reasonable manner: (a) Execute on behalf of Debtor any documents that GBC may, in its sole discretion, deem advisable in order to perfect and maintain GBC's security interest in the Collateral, or in order to exercise a right of Debtor or GBC, or in order to fully consummate all the transactions contemplated under this Agreement, and all other present and future agreements entered into by the parties; (b) Execute on behalf of Debtor any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or to lease (as lessor or lessee) any real or personal property which is part of GBC's Collateral or in which GBC has an interest; (c) Execute on behalf of Debtor, any invoices relating to any Receivables, any draft against any Account Debtor and any notice to any Account Debtor, any proof of claim in bankruptcy, any Notice of Lien, claim of mechanic's, materialman's or other lien, or assignment or satisfaction of mechanic's, materialman's or other lien; (d) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Debtor upon any instruments, or documents, evidence of payment or Collateral that may come into GBC's possession; (e) Endorse all checks and other forms of remittances received by GBC; (f) Pay, contest or settle any lien, charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (g) Grant extensions of time to pay, compromise claims and settle Receivables and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (h) Pay any sums required on account of Debtor's taxes or to secure the release of any liens therefor, or both; (i) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (j) Instruct any third party having custody or control of any books or records belonging to, or relating to, Debtor to give GBC the same rights of access and other rights with respect thereto as GBC has under this Agreement; and (k) Execute and deliver to any securities intermediary or other Person any entitlement order, account control agreement or other notice, document or instrument with respect to any Investment Property; and (l) Take any action or pay any sum required of Debtor pursuant to this Agreement and any other present or future agreements entered into by the parties. Any and all reasonable sums paid and any and all reasonable costs, expenses, liabilities, obligations and reasonable attorneys' fees incurred by GBC with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. In no event shall GBC's rights under the foregoing power of attorney or any of GBC's other rights under this Agreement be deemed to indicate that GBC is in control of the business, management or properties of Debtor.

         6. TERM.

         This Agreement shall continue in effect until all of the Obligations have been paid and performed in full and all agreements between GBC and Debtor have been terminated.

         7. GENERAL WAIVERS.

         The failure of GBC at any time or times hereafter to require Debtor to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Debtor and GBC shall not waive or diminish any right of GBC thereafter to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto. None of the provisions of this Agreement or other agreement now or hereafter executed by Debtor and delivered to GBC shall be deemed to have been waived by any act or knowledge of GBC or its agents or employees, but only by a specific written waiver signed by an officer of GBC and delivered to Debtor. Debtor waives the benefit of all statute(s) of limitations in any action or proceeding based upon or arising out of this Agreement or any other present or future instrument or agreement between GBC and Debtor. Debtor waives any and all notices or demands which Debtor might be entitled to receive with respect to this Agreement, or any other agreement by virtue of any applicable law. Debtor hereby waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, instrument, Receivables, General Intangible, document or guaranty at any time held by GBC on which Debtor is or may in any way be liable, and notice of any action taken by GBC unless expressly required by this Agreement. Debtor hereby ratifies and confirms whatever GBC may do pursuant to this Agreement and agrees that GBC shall not be liable for (a) the safekeeping of the Collateral or any loss or damage thereto, or diminution in value thereof, from any cause whatsoever, or (b) any act or omission of any carrier, warehouseman, bailee, forwarding agent or other person, or (c) any act of commission or any omission by GBC or its officers, employees, agents, or attorneys, or any of its or their errors of judgment or mistakes of fact or law.

         8.  ATTACHMENT WAIVERS.

         To the extent that GBC, in its sole and absolute discretion, determines, prior to the disposition of all of the Collateral, that the amount to be realized by GBC from the disposition of all of the Collateral may be less than the amount of the Obligations, and to the full extent of any such anticipated deficiency, Debtor waives the benefit of Section 483.010(b) of the California Code of Civil Procedure and of any and all other statutes requiring GBC to first resort to and exhaust all of the Collateral before seeking or obtaining any attachment remedy against Debtor, and Debtor expressly agrees that, to the extent of such anticipated deficiency, GBC shall have all of the rights of an unsecured creditor, including, but not limited to, the right of GBC, prior to the disposition of all of the Collateral, to obtain a temporary protective order and writ of attachment or other available remedy. GBC shall have no liability to Debtor if the actual deficiency realized by GBC is less than the anticipated deficiency on the basis of which GBC obtained a temporary protective order or writ of attachment. In the event GBC should seek a temporary protective order, or writ of attachment, or both, Debtor hereby irrevocably waives any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident or condition precedent to the issuance of any temporary protective order or writ of attachment.

         9. DEFINITIONS

         As used in this Agreement, the following terms have the following meanings:

         "Account Debtor" means the obligor on a Receivable.

         "Affiliate" means, with respect to any Person, a relative, partner, shareholder, director, officer, or employee of such Person, or any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person.

         "Agreement" and "this Agreement" means this Security Agreement and all modifications and amendments thereto, extensions thereof, and replacements therefor.

         "Business Day" means a day on which GBC is open for business.

         "Code" means the Uniform Commercial Code as adopted and in effect in the State of California from time to time.

         "Collateral" has the meaning set forth in Section 1.2 of this Agreement.

         "Default" means any event which with notice or passage of time or both, would constitute an Event of Default.

--------------------------------------------------------------------------------


         "Deposit Account" has the meaning set forth in Section 9105 of the Code.

         "Equipment" means all of Debtor's present and hereafter acquired machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dyes, jigs, goods and other tangible personal property (other than Inventory) of every kind and description used in Debtor's operations or owned by Debtor and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located.

         "Event of Default" means any of the events set forth in Section 4.1 of this Agreement.

         "General Intangibles" means all general intangibles of Debtor, whether now owned or hereafter created or acquired by Debtor, including, without limitation, all choses in action, causes of action, corporate or other business records, Deposit Accounts, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Debtor against GBC, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Receivables).

         "Inventory" means all of Debtor's now owned and hereafter acquired goods, merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Debtor's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

         "Investment Property" means any and all investment property of Debtor, including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and whether now existing or hereafter acquired or arising.

         "Loan Agreement" means the Loan and Security Agreement dated April 1, 1997, between Borrower and GBC.

         "Material Adverse Effect" means any event, matter, condition or circumstance which (i) has or would reasonably be expected to have a material adverse effect on the business, properties, results of operations or condition (financial or otherwise) of Borrower and its subsidiaries taken as a whole; or
(ii) affects the legality, validity, binding effect or enforceability of any of this Agreement or any related agreement or instrument.

         "Obligations" has the meaning set forth in Section 1.1 of this Agreement.

         "Permitted Liens" means the following: (i) purchase money security interests in specific items of Equipment; (ii) leases of specific items of Equipment; (iii) liens for taxes not yet payable; (iv) additional security interests and liens which are subordinate to the security interest in favor of GBC and are consented to in writing by GBC (which consent shall not be unreasonably withheld);

--------------------------------------------------------------------------------

(v) security interests being terminated substantially concurrently with this Agreement; (vi) liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising in the ordinary course of business and securing obligations which are not delinquent; (vii) liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described above in clauses (i) or (ii) above, provided that any extension, renewal or replacement lien is limited to the property encumbered by the existing lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods. GBC will have the right to require, as a condition to its consent under subparagraph (iv) above, that the holder of the additional security interest or lien sign an intercreditor agreement on GBC's then standard form, acknowledge that the security interest is subordinate to the security interest in favor of GBC, and agree not to take any action to enforce its subordinate security interest so long as any Obligations remain outstanding, and that Debtor agree that any uncured default in any obligation secured by the subordinate security interest shall also constitute an Event of Default under this Agreement.

         "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

         "Receivables" means all of Debtor's now owned and hereafter acquired accounts (whether or not earned by performance), letters of credit, contract rights, chattel paper, instruments, documents and all other forms of obligations at any time owing to Debtor, all guaranties and other security therefor, all merchandise returned to or repossessed by Debtor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party.

         Other Terms. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with generally accepted accounting principles, consistently applied. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

         10.  GENERAL PROVISIONS.


         10.1 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service, or by facsimile, or by regular first-class mail, or certified mail return receipt requested, addressed to GBC or Debtor at the addresses shown in the heading to this Agreement, or at any other address designated in writing by one party to the other party. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one business day following delivery to the private delivery service, or one day after the date sent by facsimile, or two business days following the deposit thereof in the United States mail, with postage prepaid.

         10.2 SEVERABILITY. Should any provision, clause or condition of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement.

         10.3 INTEGRATION. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith shall be construed as the entire and complete agreement between Debtor and GBC and shall supersede all prior negotiations, all of which are merged and integrated herein. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith.


         10.4 AMENDMENT. The terms and provisions of this Agreement may not be waived or amended except in a writing executed by Debtor and a duly authorized officer of GBC.

--------------------------------------------------------------------------------

         10.5 TIME OF ESSENCE. Time is of the essence in the performance by Debtor of each and every obligation under this Agreement.

         10.6 ATTORNEYS' FEES AND COSTS. Debtor shall reimburse GBC for all reasonable attorneys' fees and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by GBC, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, any reasonable attorneys' fees and costs GBC incurs in order to do the following: prepare and negotiate this Agreement and the documents relating to this Agreement; obtain legal advice in connection with this Agreement or Debtor; enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Debtor's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce GBC's security interest in, the Collateral; and otherwise represent GBC in any litigation relating to Debtor. If either GBC or Debtor files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which GBC may be entitled pursuant to this Paragraph shall immediately become part of Debtor's Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

         10.7 BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto; provided, however, that Debtor may not assign or transfer any of its rights under this Agreement without the prior written consent of GBC, and any prohibited assignment shall be void. No consent by GBC to any assignment shall relieve Debtor or any guarantor from its liability for the Obligations.

         10.8 JOINT AND SEVERAL LIABILITY. If Debtor consists of more than one Person, the liability of each Debtor shall be joint and several and the compromise of any claim with, or the release of, any Debtor shall not constitute a compromise with, or a release of, any other Debtor.

         10.9 LIMITATION OF ACTIONS. Any claim or cause of action by Debtor against GBC, its directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Agreement, or any other present or future document or agreement, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, occurred, done, omitted or suffered to be done by GBC, its directors, officers, employees, agents, accountants or attorneys, shall be barred unless asserted by Debtor by the commencement of an action or proceeding in a court of competent jurisdiction by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based, and the service of a summons and complaint on an officer of GBC, or on any other person authorized to accept service on behalf of GBC, within thirty (30) days thereafter. Debtor agrees that such one-year period is a reasonable and sufficient time for Debtor to investigate and act upon any such claim or cause of action. The one-year period provided herein shall not be waived, tolled, or extended except by the written consent of GBC in its sole discretion. This provision shall survive any termination of this Agreement or any other present or future agreement.

         10.10 PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are used herein for convenience only. Debtor acknowledges that the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against GBC or Debtor under any rule of construction or otherwise.

--------------------------------------------------------------------------------

         10.11 GOVERNING LAW; JURISDICTION; VENUE. This Agreement and all acts and transactions hereunder and all rights and obligations of GBC and Debtor shall be governed by and in accordance with the laws of the State of California. As a material part of the consideration to GBC to enter into this Agreement, Debtor (i) agrees that all actions and proceedings relating directly or indirectly hereto shall, at GBC's option, be litigated in courts located within California, and that the exclusive venue therefor shall be Los Angeles County; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Debtor may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

         10.12 MUTUAL WAIVER OF JURY TRIAL. DEBTOR AND GBC EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GBC AND DEBTOR, OR ANY CONDUCT, ACTS OR OMISSIONS OF GBC OR DEBTOR, ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GBC OR DEBTOR, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

         10.13 CONFIDENTIALITY. GBC SHALL HOLD ALL NON-PUBLIC INFORMATION RELATING TO DEBTOR AND ITS SUBSIDIARIES OBTAINED BY IT UNDER THIS AGREEMENT IN ACCORDANCE WITH ITS CUSTOMARY PROCEDURES FOR HANDLING CONFIDENTIAL INFORMATION OF THIS NATURE, EXCEPT FOR: (I) DISCLOSURE TO ITS AFFILIATES OR TO ITS COUNSEL OR TO ANY AGENT OR ADVISOR ACTING ON ITS BEHALF IN CONNECTION WITH THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT; (II) DISCLOSURE AS REASONABLY REQUIRED IN CONNECTION WITH A TRANSFER TO A PROSPECTIVE ASSIGNEE OR PARTICIPANT OF ALL OR PART OF THE OBLIGATIONS OR PARTICIPATION THEREIN; (III) DISCLOSURE AS MAY BE REQUIRED OR REQUESTED BY ANY GOVERNMENTAL AUTHORITY OR AGENCY OR REPRESENTATIVE THEREOF OR PURSUANT TO LEGAL PROCESS; (IV) DISCLOSURE IN CONNECTION WITH ANY SALE OR DISPOSITION OF COLLATERAL OR OTHERWISE TO ANY PERSON AND IN ANY PROCEEDING NECESSARY IN GBC'S JUDGMENT TO PROTECT ITS INTERESTS IN CONNECTION WITH ANY CLAIM OR DISPUTE INVOLVING GBC; AND (V) ANY OTHER DISCLOSURE WITH THE PRIOR WRITTEN CONSENT OF DEBTOR. IN NO EVENT SHALL GBC OR BE OBLIGATED OR REQUIRED TO RETURN ANY MATERIALS FURNISHED BY DEBTOR. NOTWITHSTANDING THE FOREGOING, SUCH OBLIGATION OF CONFIDENTIALITY SHALL NOT APPLY IF THE INFORMATION OR SUBSTANTIALLY SIMILAR INFORMATION (A) IS RIGHTFULLY RECEIVED BY GBC FROM A PERSON OTHER THAN DEBTOR OR ANY OF ITS AFFILIATES WITHOUT GBC BEING UNDER AN OBLIGATION TO SUCH PERSON NOT TO DISCLOSE SUCH INFORMATION, OR (B) IS OR BECOMES PART OF THE PUBLIC DOMAIN.

--------------------------------------------------------------------------------



             DEBTOR:

             DATASTORM TECHNOLOGIES, INC.


             BY________________________________

             TITLE_____________________________


             BY________________________________

             TITLE_____________________________


             GBC:

             GREYROCK BUSINESS CREDIT,
             A DIVISION OF NATIONSCREDIT
             COMMERCIAL CORPORATION

             BY________________________________

             TITLE_____________________________

--------------------------------------------------------------------------------

                         SCHEDULE TO SECURITY AGREEMENT
                         ------------------------------


         PRIOR NAMES OF DEBTOR (SECTION 2.3):

                     See attached.

         FICTITIOUS NAMES, TRADE NAMES AND TRADE STYLES OF DEBTOR (SECTION 2.3):

                     See attached.

         OTHER ADDRESSES AND OTHER LOCATIONS OF COLLATERAL (SECTION 2.4):

                     See attached.

         TAX ASSESSMENTS

         (SECTION 3.8)


            See attached.

         LITIGATION

         (SECTION 3.10):

               See attached.


                         SCHEDULE TO SECURITY AGREEMENT
                         ------------------------------

         Greyrock Business Credit                            Security Agreement
-------------------------------------------------------------------------------



         PRIOR NAMES OF DEBTOR (SECTION 2.3):

         See attached.

         FICTITIOUS NAMES, TRADE NAMES AND TRADE STYLES OF DEBTOR (SECTION 2.3):

         See attached.

         OTHER ADDRESSES AND OTHER LOCATIONS OF COLLATERAL (SECTION 2.4):

         See attached.


         TAX ASSESSMENTS
         (SECTION 3.8)


         See attached.


         LITIGATION
         (SECTION 3.10):


         See attached.